UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-04471_

Value Line Core Bond Fund

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/20 is included with this Form.

Semi-Annual Report
June 30, 2020
(Unaudited)

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Funds.
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your families safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2020.
During the semi-annual period, the taxable and tax-exempt fixed income markets generated solid positive absolute returns, boosted by a variety of economic and market factors discussed below. Further, the semi-annual period was highlighted by The Value Line Tax Exempt Fund, Inc.* being recognized for its longer-term performance and attractive risk profile. The Value Line Tax Exempt Fund, Inc. outpaced the category average return of its peers for the one-year period ended June 30, 2020 (muni national long category) and was given an overall Risk Rating of Low by Morningstar.1.i
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2020, especially given the newsworthy events of the semi-annual period. With meaningful trends and unprecedented developments during the first half of 2020 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the moderate pace of economic growth that marked the beginning of 2020 was rather quickly and severely interrupted by the devastation wrought by the spread of COVID-19. Businesses and other workplaces were shut down in mid-March. The U.S. unemployment rate leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Airplane travel and other forms of mass transportation came to a halt. The concurrent health and economic crises were seen worldwide, as most other countries were similarly hit by the virus, which had originated in China.
The lockdown remained in place for most of the semi-annual period, causing both the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth, which registered 2.1% in the final quarter of 2019 dropped to an annualized growth rate of  -5.0% in the first quarter of 2020. In large part because of the dramatic rise in unemployment, retail sales dropped precipitously. In January 2020, retail sales registered a growth rate of 0.8%. From February to May 2020, when the lockdown was most pronounced, retail sales fell to an annualized rate of  -5.6%, an average decline of  -1.4% per month. U.S. job growth also plummeted. For the first two months of 2020, U.S. job growth averaged 232,000 per month. But in April 2020 alone, the U.S. economy lost more than 20.5 million jobs. Manufacturing significantly weakened as well, with the Institute for Supply Management (ISM) Manufacturing Survey declining from a peak reading of more than 50 early in 2020 to a low of 41 in April, well below the level widely considered to be a sign of contraction in the manufacturing sector. The service sector, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM stated its service sector index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults and fears of an economic depression taking hold drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time. On the fiscal front, the U.S. government enacted a more than $2 trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included stimulus checks to many Americans, billions of dollars to the Small Business Administration to sustain businesses and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets and gave lifelines to the U.S. economy. Further buoying the U.S. economy were the number of workers able to work remotely from home. The infection, hospitalization and mortality rates began to subside as a result of protocols undertaken, particularly in the U.S.’ northeast, which had seen the worst of the pandemic. Additionally, in parts of the world, particularly in China and other countries in Asia, the virus subsided to the point that their economies largely reopened. As a result, the U.S. economy also began to gradually reopen — in phases. By June 2020, U.S. economic indicators had improved. The U.S. unemployment rate declined from 14.7% to 11.1%. Jobs increased by 2.5 million in May and 2.4 million in June, making some, albeit modest, headway toward recovering the more than 20 million lost in April. The manufacturing and service sectors showed sharper improvement, with the ISM Manufacturing Survey rising from 41 to 52.6, and the ISM’s service sector index increasing from 41.8 to 57.5 from April to May. With many pharmaceutical and biotechnology companies pouring money and effort into finding a COVID-19 vaccine, investors became increasingly optimistic that an economic recovery may be in sight.

President’s Letter (unaudited) (continued)

However, by the end of the semi-annual period, in June 2020, the outcome of the pandemic-driven health and economic crises had become more clouded. There was a renewed spike in COVID-19 cases, especially in states in the South and Southwest. Those states, including Florida, California, Texas and Arizona, which were among the first in the U.S. to reopen, began to once again lock down certain establishments, such as restaurants and bars. Many economists were forecasting a U.S. GDP drop of approximately 30%, on an annualized basis, for the second quarter of 2020. Once again, the course of COVID-19 and prospects for the economy took on a magnitude of uncertainty rarely seen.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index2, posted a return of 6.14% during the semi-annual period, significantly outperforming the broad U.S. equity market. Bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the semi-annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
The yield on the three-month U.S. Treasury bill fell approximately 139 basis points, the yield on the two-year U.S. Treasury note decreased approximately 142 basis points, and the yield on the five-year U.S. Treasury note fell approximately 140 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 126 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 98 basis points during the semi-annual period. The Fed’s extraordinary measures to cushion the economic pain helped push yields lower across the spectrum of maturities. In addition, rates in most other developed markets remained near record lows — even dipping into negative territory in some, such as the U.K., which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell slightly more than those on longer-term maturities, the yield curve modestly steepened3, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the semi-annual period.
U.S. Treasuries, especially long-dated U.S. Treasuries, posted the strongest total returns during the semi-annual period, as the devastating fallout from the pandemic sparked fears of a global recession and led investors to seek shelter in high quality, lower-risk assets. Treasury inflation protected securities lagged nominal, or non-inflation-lined, U.S. Treasuries, but still generated gains in line with the Bloomberg Barclays US Aggregate Index overall. Conversely, spread, or non-government bond, sectors, saw weaker performance. The “risk off”4 environment within the taxable fixed income market translated to negative returns for high yield corporate bonds and for sovereign emerging markets debt. Investment grade corporate bonds delivered negative returns in the first quarter of 2020 amid expectations that declining economic activity and supply-chain disruptions would cause fundamentals to deteriorate. But investment grade corporate bonds rebounded sharply in the second quarter to post solid positive returns for the semi-annual period overall given both the unprecedented speed and magnitude of stimulus measures enacted by global governments and central banks and as countries began to gradually emerge from lockdowns. Securitized sectors, including commercial mortgage-backed securities, mortgage-backed securities and asset-backed securities, generated positive returns for the semi-annual period, in part supported by the Fed’s expanded asset purchase program, but still lagged U.S. Treasuries and the broad Bloomberg Barclays US Aggregate Bond Index for the semi-annual period.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index5, posted positive absolute returns but notably lagged the broad taxable fixed income market during the semi-annual period with a return of 2.08%. Like the taxable fixed income market, yields across the municipal bond market yield curve rallied, following the modestly steepening trajectory of the U.S. Treasury yield curve. The economic and market factors affecting the taxable markets during the semi-annual period similarly affected the tax-exempt market. Still, municipal bonds faced some additional challenges, and the positive total returns the tax-exempt fixed income market experienced through February 2020 gave way in March to some of the worst days in municipal bond market history. Many investors fled the municipal bond market in March, as the country experienced its first lockdowns. And many municipal bond issuers were crushed by the spike in unemployment benefits and the greatly reduced collection of income, sales and hotel taxes as well as the loss of airport fees, tourist dollars and toll revenues. The pain from this drop in revenue was compounded by the massive numbers of Americans requiring medical care due to COVID-19. Yields across the municipal curve moved higher in March 2020.
Almost as quickly as yields increased, the lure of historically inexpensive valuations, coupled with near record low U.S. Treasury rates and the Fed expanding its municipal bond buying program to help stabilize a choppy market, brought some investors back to the municipal bond market in the second quarter of 2020 providing some initial signs of stabilization and restored market liquidity. Municipal bond yields generally declined, bringing the municipal bond market back into positive territory for the semi-annual period overall. Still, investors clearly favored higher quality, AAA-rated municipal bonds amidst the strong “risk off” environment that characterized these months, reflecting in part heightened credit concerns as many state and local issuers continued to face depressed revenues and to seek further federal government support. Sectors that fell out of favor included those directly impacted by the COVID-19 economic fallout, such as convention centers, senior living facilities, universities and transportation. Indeed, the municipal bond default rate did edge up in the second quarter of 2020, reaching the highest levels in May and June 2020 seen since 2012 when borrowers were still suffering from the 2008 financial crisis. Nevertheless, by the end of the semi-annual period, a greater pick-up in municipal bond supply than was generally expected was met with firm demand by both individuals and crossover investors to the municipal bond market, alongside the re-opening of the domestic economy.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Please be assured that we have well-established, comprehensive business continuity plans in place to manage your mutual funds through this situation. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

i
For The Value Line Tax Exempt Fund, Inc.: Ranked by Morningstar in the top 45% for one-year (174 funds), top 92% for three-year (147 funds), top 92% for five-year (139 funds), and top 95% for 10-year (105 funds) periods ended June 30, 2020. All in the Morningstar muni national long category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2020. All in the muni national long category.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

5
The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the six months ended June 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 4.40% during the six months ended June 30, 2020. This compares to the 6.14% return of the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund posted positive absolute returns but underperformed its benchmark as our “risk on”* bias, reflected in sector allocation decisions, detracted, partially offset by our emphasis on long-dated securities within the Fund’s U.S. Treasury allocation, which contributed positively.
Which fixed income market sectors most significantly affected Fund performance?
Similar to the “risk off” trends seen in the U.S. equity market, the Fund was hurt most during the semi-annual period by its significantly overweighted allocations relative to the Bloomberg Barclays Index in investment grade corporate bonds and commercial mortgage-backed securities and its corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. Having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, also detracted from Fund performance. Security selection within the investment grade corporate bond sector further dampened the Fund’s relative results. The Fund held a substantial number of BBB-rated bonds in industries, including energy and chemicals, that performed poorly as the economy slowed.
Conversely, individual issue selection among U.S. Treasuries helped the Fund’s performance most, as the Fund held proportionately more longer-duration bonds than the Bloomberg Barclays Index, and long-dated U.S. Treasuries had the best performance in the Bloomberg Barclays Index during the semi-annual period. Select long-dated investment grade corporate bonds also helped, with positions in long-dated securities issued by Bristol-Myers Squibb and Vodaphone among the biggest positive contributors to the Fund’s relative performance during the semi-annual period. Additionally, issue selection among taxable municipal bonds contributed positively, as the Fund’s holdings were of longer maturity and higher quality than those in the Bloomberg Barclays Index, segments favored by investors during the semi-annual period. A modest overweight in taxable municipal bonds added value as well.
What was the Fund’s duration strategy?
Duration positioning in the Fund had a rather neutral effect on its performance, as the Fund generally held a duration stance neutral to that of the Bloomberg Barclays Index during the semi-annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Overall, the Fund’s yield curve positioning was similar to that of the Bloomberg Barclays Index during the semi-annual period and thus had a rather neutral effect on performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the annual period.

Were there any notable changes in the Fund’s weightings during the semi-annual period?
As it became clear how far-reaching the negative effects of COVID-19 would be on economic growth, we significantly reduced the Fund’s overweight to investment grade corporate bonds relative to the Bloomberg Barclays Index. Within the sector, we reduced positions in the energy and leisure industries, which we believed were most at risk from the fallout from the slowing economy. We added positions in the technology industry that we viewed as somewhat insulated from the pandemic-dominating environment. In terms of individual names, we sold securities issued by Occidental Petroleum, Marriott and Expedia and initiated or added to positions in higher quality securities, such as those issued by Oracle, Hershey, Bristol-Myers Squibb and Pepsi. We reduced the Fund’s exposure to high yield corporate bonds, maintaining only a modest position by the end of the semi-annual period.
How was the Fund positioned relative to its benchmark index at the end of June 2020?
At the end of June 2020, the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The Fund also remained overweight high quality asset-backed securities. The Fund maintained only a residual exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of June 2020, we believed the biggest unknown for the months ahead was the trajectory of the pandemic both in the U.S. and globally, and thus the view ahead for economic growth, unemployment levels, monetary policy and more remained quite cloudy. In turn, we intend to focus on higher quality investments for the near term and to diligently monitor COVID-19-driven trends, standing ready to add back more “risk-on” securities should the economy regain some strength.
Clearly, any change in Fed policy or that of other central bankers around the globe from their focus on economic stimulus could have a profound effect, since their policies remain a key driver of the fixed income market. We are also closely watching the polls around the upcoming U.S. presidential election. A change in White House Administration could bring significant changes in domestic fiscal and economic policy and may lead us to reevaluate our strategy for the Fund.
*
”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2020 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Bonds, 3.00%, 2/15/48	$1,199,000	$1,641,366	3.0%
U.S. Treasury Notes, 2.25%, 11/15/24	1,505,000	1,636,158	3.0%
U.S. Treasury Notes, 1.38%, 6/30/23	990,000	1,025,424	1.9%
U.S. Treasury Bonds, 4.38%, 2/15/38	500,000	777,168	1.4%
U.S. Treasury Notes, 2.75%, 2/15/28	615,000	717,388	1.3%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	589,955	1.1%
FNMA, 1.88%, 9/24/26	540,000	581,213	1.1%
U.S. Treasury Notes, 1.63%, 8/15/29	500,000	545,566	1.0%
U.S. Treasury Bonds, 2.25%, 8/15/49	440,000	529,152	1.0%
FNMA Pool #MA4012, 2.00%, 5/1/35	494,187	511,502	0.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Excludes short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2020 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	73.2%
4 – 4.99%	21.8%
5 – 5.99%	4.6%
6 – 6.99%	0.4%

Value Line Core Bond Fund
Schedule of Investments (unaudited)

Principal Amount		Value
ASSET-BACKED SECURITIES (4.8%)
$325,000	Ally Auto Receivables Trust, Series 2017-3, Class A4, 2.01%, 3/15/22	$326,797
170,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	173,487
2,848	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	2,849
225,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	233,473
300,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	304,321
35,516	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21(1)	35,563
200,000	Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23	201,056
83,548	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	83,700
100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	100,067
150,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(1)	150,060
330,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(1)	334,675
28,805	Honda Auto Receivables Owner Trust, Series 2017-4, Class A3, 2.05%, 11/22/21	28,938
161,123	Honda Auto Receivables Owner Trust, Series 2018-2, Class A3, 3.01%, 5/18/22	163,364
Principal Amount		Value
ASSET-BACKED SECURITIES (4.8%) (continued)
$200,000	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(1)	$205,012
68,000	Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A3, 1.84%, 12/15/22	69,042
150,000	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, 2.52%, 5/15/23	153,971
51,942	World Omni Auto Receivables Trust, Series 2018-D, Class A2A, 3.01%, 4/15/22	52,118
TOTAL ASSET-BACKED SECURITIES (Cost $2,574,134) (4.8%)		2,618,493
COMMERCIAL MORTGAGE-BACKED SECURITIES (9.7%)
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	280,935
150,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	173,671
305,659	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	316,452
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	160,540
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	212,692
194,437	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	207,559
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(2)	285,208
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (9.7%) (continued)
$300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(2)	$343,096
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	288,200
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	292,956
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	234,247
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(1)(2)	259,433
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(1)(2)	158,376
200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(1)(2)	204,228
200,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(1)(2)	214,643
232,626	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	235,600
235,490	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	244,785
193,461	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	196,585

See Notes to Financial Statements.

June 30, 2020

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (9.7%) (continued)
$48,071	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	$48,050
64,404	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1-month LIBOR + 0.70%, 0.89%, 9/20/34(2)	61,938
180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	192,023
128,039	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	128,983
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	111,790
95,405	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	99,808
196,297	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	199,874
193,009	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	196,131
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,107,322) (9.7%)		5,347,803
CORPORATE BONDS & NOTES (41.7%)
Basic Materials (1.2%)
	Chemicals (1.2%)
100,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	104,960
125,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	132,666
Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Chemicals (1.2%) (continued)
$125,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	$135,542
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	189,707
100,000	Nutrien, Ltd., Senior Unsecured Notes, 1.90%, 5/13/23	103,195
		666,070
Communications (4.1%)
	Internet (0.6%)
150,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	163,607
150,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28(3)	160,390
		323,997
	Media (1.6%)
175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	200,565
275,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	329,664
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	172,597
175,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31	185,440
		888,266
	Telecommunications (1.9%)
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	219,822
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	225,254
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	230,799
Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Telecommunications ( 1.9% ) (continued)
$175,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	$217,989
150,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(3)	178,617
		1,072,481
		2,284,744
Consumer, Cyclical (2.3%)
	AUTO MANUFACTURERS (0.4)%
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	205,536
	AUTO PARTS & EQUIPMENT (0.3)%
150,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24(3)	151,125
	Home Builders (0.7%)
150,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	156,668
200,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	213,292
		369,960
	HOME FURNISHINGS (0.4)%
200,000	Whirlpool Corp., Senior Unsecured Notes, 3.70%, 5/1/25	219,180
	LODGING (0.2)%
125,000	Choice Hotels International, Inc., Senior Unsecured Notes, 3.70%, 12/1/29(3)	125,221
	RETAIL (0.3)%
200,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32	202,653
		1,273,675
Consumer, Non-cyclical (7.9%)
	Beverages (1.9%)
125,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(3)	156,629

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Beverages (1.9%) (continued)
$150,000	Coca-Cola Co. (The), Senior Unsecured Notes, 1.45%, 6/1/27	$154,335
175,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30(3)	185,119
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	196,768
200,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	222,496
100,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	108,273
		1,023,620
	Biotechnology (0.8%)
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	158,185
150,000	Biogen, Inc., Senior Unsecured Notes, 2.25%, 5/1/30(3)	151,224
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	158,597
		468,006
	Commercial Services (0.7%)
200,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	234,080
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	163,010
		397,090
	Food (0.4%)
100,000	Hershey Co. (The), Senior Unsecured Notes, 2.65%, 6/1/50(3)	101,501
125,000	Kroger Co. (The), Senior Unsecured Notes, 3.85%, 8/1/23	135,670
		237,171
	Healthcare Products (0.8%)
213,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	247,820
Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Healthcare Products ( 0.8% ) (continued)
$150,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	$170,328
		418,148
	Healthcare Services (1.2%)
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	170,071
150,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	159,239
150,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	157,364
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	155,536
		642,210
	Household Products (0.5%)
125,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22	131,562
125,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30(3)	126,127
		257,689
	Pharmaceuticals (1.6%)
100,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26(1)	108,765
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.36%, 6/6/24	161,891
150,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43(1)	220,726
150,000	Mylan N.V., Guaranteed Notes, 3.95%, 6/15/26	167,708
100,000	Pfizer, Inc., Senior Unsecured Notes, 2.55%, 5/28/40(3)	103,459
100,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	116,718
		879,267
		4,323,201
Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
Energy (1.9%)
	Oil & Gas (1.1%)
$100,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(3)	$119,304
100,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	115,064
100,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25(3)	89,500
100,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	105,521
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	199,473
		628,862
	Pipelines (0.8%)
250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(3)	283,328
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	156,764
		440,092
		1,068,954
Financial (13.6%)
	Banks (8.6%)
200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	217,178
175,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	176,286
200,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26(3)	225,129
150,000	Bank of Montreal, Series E, Senior Unsecured Notes, 3.30%, 2/5/24	162,917
250,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26(3)	273,423

See Notes to Financial Statements.

June 30, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Banks (8.6%) (continued)
$150,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(2)	$162,072
200,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	265,316
150,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	167,316
125,000	Credit Suisse AG, Senior Unsecured Notes, 2.95%, 4/9/25	135,721
100,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	109,131
175,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	195,177
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	256,601
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	164,355
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	232,774
200,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3-month LIBOR + 1.38%, 3.96%, 11/15/48(2)	244,596
100,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29	103,512
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	254,560
150,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	164,178
150,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	165,866
100,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	105,222
Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Banks (8.6%) (continued)
$250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21(3)	$259,325
200,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	205,079
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	259,053
250,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	246,469
		4,751,256
	Diversified Financial Services (1.8%)
100,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	98,080
150,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	166,247
150,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30	161,811
150,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	164,034
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	212,440
150,000	Visa, Inc., Senior Unsecured Notes, 2.05%, 4/15/30	157,178
		959,790
	Insurance (1.7%)
200,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	215,871
150,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29(3)	171,745
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	217,425
150,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(2)(3)	168,113
Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Insurance (1.7%) (continued)
$125,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	$132,320
		905,474
	REITS (1.5%)
100,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	111,536
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	172,214
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	261,883
100,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	105,299
175,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	195,578
		846,510
		7,463,030
Industrial (3.1%)
	Aerospace & Defense (0.6%)
150,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	177,434
150,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	176,683
		354,117
	Building Materials (0.4%)
100,000	Owens Corning, Senior Unsecured Notes, 4.20%, 12/15/22	104,572
100,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	108,943
		213,515
	Electronics (0.7%)
100,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30	102,475
150,000	Keysight Technologies, Inc., Senior Unsecured Notes, 3.00%, 10/30/29	162,285

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Electronics (0.7%) (continued)
$100,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30(3)	$100,075
		364,835
	ENVIRONMENTAL CONTROL (0.2)%
100,000	Waste Management, Inc., Guaranteed Notes, 3.20%, 6/15/26	102,465
Miscellaneous Manufacturers (0.9%)
125,000	3M Co., Senior Unsecured Notes, 2.38%, 8/26/29(3)	135,094
150,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	179,439
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	212,809
		527,342
	PACKAGING & CONTAINERS (0.3)%
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	166,373
		1,728,647
Technology (3.1%)
	Computers (0.4%)
100,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	104,841
100,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	101,425
		206,266
	Semiconductors (1.1%)
150,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	153,304
150,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	177,021
125,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29(3)	148,555
150,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	154,419
		633,299
Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Software (1.6%)
$175,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	$188,998
150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	179,083
200,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	224,824
100,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30	99,701
150,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30(3)	167,046
		859,652
		1,699,217
Utilities (4.5%)
	Electric (4.2%)
175,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	185,897
125,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	154,310
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	230,512
150,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30(3)	161,091
250,000	Florida Power & Light Co., 4.95%, 6/1/35	345,120
100,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	104,678
200,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48	246,880
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	219,066
200,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	229,908
125,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	126,536
Principal Amount		Value
CORPORATE BONDS & NOTES (41.7%) (continued)
	Electric (4.2%) (continued)
$150,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 2.88%, 6/15/24	$160,116
125,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	128,142
		2,292,256
	GAS (0.3)%
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	158,851
		2,451,107
TOTAL CORPORATE BONDS & NOTES (Cost $21,384,453) (41.7%)		22,958,645
FOREIGN GOVERNMENT OBLIGATIONS (1.3%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	212,812
150,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	157,009
175,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	188,125
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24(3)	163,125
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $676,706) (1.3%)		721,071
LONG-TERM MUNICIPAL SECURITIES (3.6%)
	CALIFORNIA (0.4)%
200,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	218,210
	DISTRICT OF COLUMBIA (0.5)%
250,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	281,955

See Notes to Financial Statements.

June 30, 2020

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (3.6%) (continued)
	MICHIGAN (0.4)%
$200,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	$217,988
	NEW YORK (0.4)%
225,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	236,664
	TEXAS (1.6)%
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,907
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	589,955
		866,862
	WASHINGTON (0.3)%
125,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds, 3.31%, 1/1/43	131,573
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,789,215) (3.6%)		1,953,252
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.4%)
52,727	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	57,557
256,711	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	281,622
54,653	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	59,898
173,865	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	187,217
95,320	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	103,066
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.4%) (continued)
$142,428	FHLMC Gold PC Pool #G08761, 3.50%, 5/1/47	$150,494
59,903	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	63,340
50,023	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	54,055
61,354	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	66,827
88,020	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	95,254
158,889	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	167,502
225,118	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	243,493
306,840	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	332,586
298,157	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	316,146
236,927	FHLMC Pool #SD8000, 3.00%, 7/1/49	249,703
426,462	FHLMC Pool #SD8023, 2.50%, 11/1/49	444,427
186,847	FHLMC Pool #ZT1594, 4.00%, 1/1/49	197,785
250,000	FNMA, 2.38%, 1/19/23(3)	264,106
250,000	FNMA, 2.63%, 9/6/24	273,715
540,000	FNMA, 1.88%, 9/24/26	581,213
124,046	FNMA Pool #AB2346, 4.50%, 2/1/41	138,046
88,711	FNMA Pool #AB5231, 2.50%, 5/1/27	93,045
94,723	FNMA Pool #AB5716, 3.00%, 7/1/27	99,720
162,922	FNMA Pool #AB8144, 5.00%, 4/1/37	186,738
108,041	FNMA Pool #AI4285, 5.00%, 6/1/41	122,941
75,568	FNMA Pool #AJ5888, 4.50%, 11/1/41	84,130
172,063	FNMA Pool #AQ0287, 3.00%, 10/1/42	184,385
307,809	FNMA Pool #AR6394, 3.00%, 2/1/43	329,868
231,063	FNMA Pool #AS5892, 3.50%, 10/1/45	246,282
71,979	FNMA Pool #AS6102, 3.50%, 11/1/45	76,795
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.4%) (continued)
$128,792	FNMA Pool #AS6205, 3.50%, 11/1/45	$137,280
90,273	FNMA Pool #AS6385, 4.00%, 12/1/45	96,867
188,415	FNMA Pool #AS9459, 4.50%, 4/1/47	204,255
151,186	FNMA Pool #AS9562, 3.00%, 5/1/47	159,887
149,299	FNMA Pool #AU1847, 3.00%, 9/1/43	159,937
154,747	FNMA Pool #AU4279, 3.00%, 9/1/43	167,309
179,086	FNMA Pool #AV0703, 4.00%, 12/1/43	196,632
74,796	FNMA Pool #AW7362, 2.50%, 8/1/29	78,376
138,315	FNMA Pool #AX0416, 4.00%, 8/1/44	150,889
107,873	FNMA Pool #AX9013, 3.50%, 2/1/45	114,705
114,953	FNMA Pool #AY1670, 3.50%, 2/1/45	123,314
74,700	FNMA Pool #AY2728, 2.50%, 2/1/30	78,395
95,358	FNMA Pool #AY4195, 4.00%, 5/1/45	102,416
126,885	FNMA Pool #BA3885, 3.50%, 11/1/45	134,901
189,099	FNMA Pool #BD8213, 3.00%, 9/1/46	200,255
204,001	FNMA Pool #CA4073, 3.00%, 9/1/49	215,001
135,162	FNMA Pool #MA0641, 4.00%, 2/1/31	145,520
171,614	FNMA Pool #MA3238, 3.50%, 1/1/48	181,015
231,864	FNMA Pool #MA3614, 3.50%, 3/1/49	243,662
160,518	FNMA Pool #MA3637, 3.50%, 4/1/49	168,738
494,187	FNMA Pool #MA4012, 2.00%, 5/1/35	511,502
148,627	FNMA Pool #MA4016, 2.50%, 5/1/40	155,091
300,000	FNMA Pool #MA4078, 2.50%, 7/1/50	312,810
45,304	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	46,613
14	GNAM II Pool #MA5816, 3.50%, 3/20/49	15
54,097	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	55,642

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.4%) (continued)
$81,076	GNMA II Pool #5332, 4.00%, 3/20/42	$89,381
85,748	GNMA II Pool #MA1520, 3.00%, 12/20/43	91,755
55,587	GNMA II Pool #MA2445, 3.50%, 12/20/44	59,536
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,751,896) (18.4%)		10,133,655
U.S. TREASURY OBLIGATIONS (16.6%)
	U.S. TREASURY NOTES & BONDS (16.6)%
120,000	U.S. Treasury Bonds, 5.38%, 2/15/31(3)	178,322
500,000	U.S. Treasury Bonds, 4.38%, 2/15/38	777,168
230,000	U.S. Treasury Bonds, 3.50%, 2/15/39	325,396
80,000	U.S. Treasury Bonds, 1.13%, 5/15/40	79,253
161,000	U.S. Treasury Bonds, 3.88%, 8/15/40	239,928
1,199,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,641,366
440,000	U.S. Treasury Bonds, 2.25%, 8/15/49	529,152
350,000	U.S. Treasury Notes, 1.75%, 2/28/22	359,119
990,000	U.S. Treasury Notes, 1.38%, 6/30/23	1,025,424
1,505,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,636,158
400,000	U.S. Treasury Notes, 2.13%, 5/31/26	440,484
250,000	U.S. Treasury Notes, 1.50%, 8/15/26	266,377
350,000	U.S. Treasury Notes, 1.13%, 2/28/27	365,162
615,000	U.S. Treasury Notes, 2.75%, 2/15/28	717,388
500,000	U.S. Treasury Notes, 1.63%, 8/15/29(3)	545,566
TOTAL U.S. TREASURY NOTES & BONDS (Cost $7,970,947) (16.6%)		9,126,263

Shares		Value
SHORT-TERM INVESTMENTS (10.6%)
	MONEY MARKET FUNDS (10.6)%
1,956,616	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.116%(4)	$1,956,616
3,859,395	State Street Navigator Securities Lending Government Money Market Portfolio(5)	3,859,395
		5,816,011
Total Short-Term Investments (Cost $5,816,011) (10.6%)		5,816,011
TOTAL INVESTMENT SECURITIES (106.7%) (Cost $55,070,684)		$58,675,193
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.7%)		(3,659,425)
NET ASSETS (100.0%)		$55,015,768

(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of June 30, 2020, the market value of the securities on loan was $4,288,662.

(4)
Rate reflects 7 day yield as of June 30, 2020.

(5)
Securities with an aggregate market value of  $4,288,662 were out on loan in exchange for collateral including $3,859,395 of cash collateral as of June 30, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(F) in the Notes to Financial Statements.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REMIC
Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

June 30, 2020

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$2,618,493	$—	$2,618,493
Commercial Mortgage-Backed Securities	—	5,347,803	—	5,347,803
Corporate Bonds & Notes*	—	22,958,645	—	22,958,645
Foreign Government Obligations	—	721,071	—	721,071
Long-Term Municipal Securities*	—	1,953,252	—	1,953,252
U.S. Government Agency Obligations	—	10,133,655	—	10,133,655
U.S. Treasury Obligations	—	9,126,263	—	9,126,263
Short-Term Investments	5,816,011	—	—	5,816,011
Total Investments in Securities	$5,816,011	$52,859,182	$—	$58,675,193

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2020.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 1.56% during the six months ended June 30, 2020. This compares to the 2.08% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund posted solid absolute gains but lagged its benchmark primarily because of sector allocation and duration positioning, which more than offset the positive contribution of yield curve positioning. The Fund’s conservative bias toward higher quality securities also boosted relative results, as investors strongly favored higher quality assets within the tax-exempt bond market during the semi-annual period. Issue selection generated mixed results.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results most was its favoring of sectors supported by New York City revenue bonds and of bonds in the transportation and higher education sectors. Generally, the Fund tends to have an emphasis on revenue bonds due to the credit enhancement of a dedicated revenue stream used solely to service the debt. However, during the semi-annual period, many of these bonds’ prices declined, as the revenue streams dried up for securities backed by tolls, airports and universities. General obligation bonds, on the other hand, where the Fund was underweighted, performed better, benefiting from the taxing authority of the issuer. The Fund’s two worst-performing individual holdings during the semi-annual period were in the convention industry, i.e. bonds issued by the New York City Convention Center and by the Birmingham, Alabama Civic Center. A bond issued by the New York City Mass Transit Authority also performed especially poorly, as ridership in the city’s subway system declined by more than 90% in the first months of the pandemic-driven lockdown.
Partially offsetting these detractors was the Fund’s overweight to bonds with shorter-term maturities, as these securities generally benefited from the Federal Reserve’s monetary stimulus measures. The Fund’s emphasis on bonds issued by higher-rated states and municipalities also boosted relative results, as there was a strong “risk-off”* environment, with investors favoring higher quality bonds during the semi-annual period. For the same reason, having underweights to bonds in the senior housing, airport and health care sectors and, more broadly, to BBB-rated credits, helped as well. Issue selection in the education sector also proved favorable, with the Fund’s three best performing individual holdings all high-rated education bonds.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance during the semi-annual period. The Fund generally held a duration position slightly shorter than that of the Bloomberg Barclays Index during the semi-annual period, which hurt as interest rates declined dramatically across the yield curve, or spectrum of maturities. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning had a positive effect on the Fund’s results during the semi-annual period. The Fund was underweight long-term bonds and more heavily weighted on short- to intermediate-term bonds, which added value given the modest steepening of the municipal yield cure as yields on short-term maturities fell more than yields on longer-term bonds. Yield curve indicates the spectrum of maturities within a particular sector.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Were there any notable changes in the Fund’s weightings during the semi-annual period?
Trading was muted during the semi-annual period, as municipal bond markets were less liquid than usual. Still, we made several changes based on conditions arising from restrictions implemented in an effort to contain COVID-19. For example, we increased the Fund’s emphasis on general obligation bonds, as they benefited from the taxing authority of the issuer, while revenue bonds struggled amidst the pandemic-driven lockdown. We reduced the Fund’s exposure to the health care/hospital sector. We reduced overall exposure to New York State-issued bonds, as the state struggled to deal with the massive decline in tourist dollars, loss of subway ridership and spike in unemployment. We trimmed the Fund’s position in bonds issued by the California State university system. We slightly increased the Fund’s position in cash. Toward the end of the semi-annual period, liquidity within the municipal bond market did improve with the Federal Reserve actively buying municipal bonds.
How was the Fund positioned relative to its benchmark index at the end of June 2020?
At the end of June 2020, based on projections for a still-soft economy in the second half of 2020 and into 2021, the Fund maintained a high quality, conservative bias and a shorter duration relative to the Bloomberg Barclays Index. The Fund also maintained an underweight to long-term bonds and an emphasis on short- to intermediate-term bonds.
What is your tactical view and strategy for the months ahead?
At the end of June 2020, virtually the only matter that was clear was that the overall trend in the COVID-19 infection rate would continue to have far-reaching effects on the tax-exempt bond market. If the unemployment rate stays at high levels, the states will almost certainly struggle to meet their payment obligations. Health care systems were already challenged amid the first wave of the virus, and what resources would be left to weather a subsequent viral spike is hard to know. Any change in the Fed’s stimulus program would also have significant impact on the municipal market.
Given the magnitude of uncertainty ahead, we intend to maintain the Fund’s conservative positioning with a focus on higher quality securities. More specifically, we intend to seek to avoid revenue bonds tied to decreasing income streams, such as tolls, airports, stadiums, senior housing and convention centers. We also expect to limit exposure to hospital systems, given the enormous pressures they face in treating COVID-19. Rather, we favored highly-rated general obligation bonds.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. As just one example, how successfully schools reopen, at the primary, secondary and university levels, will be critical to the credit health of these education-related issuers. We also continue to closely monitor any material change in Fed posture, new tax legislation, unemployment rates, or other factors that might affect state and local governments’ credit ratings.
*
”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2020 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,042,660	2.1%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	647,105	1.3%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	618,120	1.2%
San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	500,000	606,215	1.2%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	601,965	1.2%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	549,205	1.1%
Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	500,000	522,600	1.1%
Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30	500,000	426,595	0.9%
North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	385,000	397,886	0.8%
Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	325,000	379,145	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Excludes short-term investments.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2020 (unaudited) (continued)

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of June 30, 2020
Percentage of Fund’s Investments
Aaa/AAA	11.5%
Aa1/AA+	15.5%
Aa2/AA	22.6%
Aa3/AA-	16.1%
A1/A+	10.5%
A2/A	11.9%
A3/A-	2.1%
Baa1/BBB+	2.4%
Baa2/BBB	1.6%
NR	0.6%
Total Investments	94.8%
Cash and other assets in excess of liabilities	5.2%
Total Net Assets	100.0%

Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments (unaudited)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (94.8%)
	ALABAMA (0.8%)
$125,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, Ser. A, 5.00%, 9/1/30	Aa1	$158,117
100,000	Birmingham-Jefferson Civic Center Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/36	Aa3	103,541
125,000	Water Works Board of the City of Birmingham (The), Revenue Bonds, Subser. B, 5.00%, 1/1/33	Aa3	151,939
			413,597
	ALASKA (0.6%)
250,000	Alaska Housing Finance Corp., State Capital Project, Refunding Revenue Bonds, Ser. B, 4.00%, 12/1/36	Aa2	288,277
	ARIZONA (1.0%)
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	259,740
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	241,252
			500,992
	CALIFORNIA (18.0%)
40,000	Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	46,707
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	238,560
65,000	California Health Facilities Financing Authority, Providence Health & Services, Revenue Bonds, Ser. A, 5.00%, 10/1/38	NR**	77,792
90,000	California Health Facilities Financing Authority, Providence Health & Services, Revenue Bonds, Ser. A, 5.00%, 10/1/38	Aa3	102,074
90,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Stanford Hospital, Ser. B, 5.00%, 8/15/55	A1	103,784
150,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Saltel Packard Children’s, Ser. A, 5.00%, 8/15/43	A1	167,121
100,000	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Ser. A, 5.00%, 11/15/37	Aa3	122,478
100,000	California State Public Works Board, Revenue Bonds, Department of Education, Ser. H, 5.00%, 4/1/31	Aa3	123,856
200,000	California State Public Works Board, Revenue Bonds, Ser. H, 5.00%, 12/1/24	Aa3	239,074
150,000	California State University Systemwide, Revenue Bonds, Ser. A, 5.00%, 11/1/34	Aa2	186,901
200,000	California State, General Obligation Unlimited, 5.00%, 2/1/38	Aa2	212,618
180,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Ser. A, 4.38%, 3/1/44	A*	197,095
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	280,850
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	426,595
75,000	East Bay Municipal Utility District Water System Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/40	Aa1	83,552
250,000	El Cajon Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, BAM Insured, 5.00%, 10/1/35	AA*	313,307
150,000	Fresno Joint Powers Financing Authority Lease (Master Lease Projects), Revenue Refunding Bonds, Ser. A, AGM Insured, 5.00%, 4/1/34	A2	179,686
300,000	Golden State Tobacco Securitization Corp., Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	Aa3	353,664
150,000	Golden State Tobacco Securitization Corp., Ser. A-1, 5.00%, 6/1/22	A*	161,912
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	154,368
170,000	Long Beach Unified School District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/48	Aa2	178,007
215,000	Long Beach Unified School District, General Obligation Unlimited, Ser. E, 5.00%, 8/1/41	Aa2	260,303
60,000	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C, Senior Ser. B, 5.00%, 7/1/22	Aa1	65,763
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	219,792
115,000	Los Angeles Unified School District, Election 2005, General Obligation Unlimited, Ser. M-1, 5.00%, 7/1/36	Aa3	142,715
330,000	Metropolitan Water District of Southern California, Refunding Revenue Bonds, Ser. C, 4.00%, 10/1/22	Aa1	346,025
60,000	Metropolitan Water District of Southern California, Refunding Revenue Bonds, Ser. F, 5.00%, 7/1/28	Aa1	65,557
150,000	Modesto Irrigation District Electric System, Revenue Bonds, Ser, 5.00%, 10/1/32	A+*	184,824
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	A1	278,179
185,000	Oxnard Financing Authority, Revenue Bonds, BAM Insured, 5.00%, 6/1/35	AA*	231,775
65,000	Roseville Natural Gas Financing Authority, Revenue Bonds, 5.00%, 2/15/27	A2	77,700
See Notes to Financial Statements.

June 30, 2020

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (94.8%) (continued)
	CALIFORNIA (18.0%) (continued)
$50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24	Aa3	$60,557
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	168,806
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	270,460
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA*	71,185
500,000	San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	Aa2	606,215
100,000	San Francisco City & County Airport Commission San Francisco International Airport, Second Series Revenue Bonds, Ser. E, 5.00%, 5/1/48	A1	119,682
200,000	San Francisco City & County Redevelopment Agency Successor Agency, Ser. A, 5.00%, 8/1/35	A*	232,484
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	211,098
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	157,222
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	268,721
150,000	State of California, General Obligation Unlimited, Various Purpose Bonds, 5.00%, 8/1/26	Aa2	188,782
250,000	State of California, General Obligation Unlimited, Various Purpose Bonds, 5.00%, 9/1/41	Aa2	262,160
125,000	Union City Community Redevelopment Agency, Ser. B, 5.00%, 10/1/31	AA-*	152,718
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	179,941
175,000	Whittier City School District, General Obligation Limited, Ser. D, 3.00%, 8/1/44	Aa3	187,563
			8,960,228
	COLORADO (1.4%)
175,000	Buffalo Ridge Metropolitan District, General Obligation Unlimited, Ser. A, BAM Insured, 4.00%, 12/1/47	A3	198,679
200,000	Colorado Health Facilities Authority, Adventhealth Obligated Group, Refunding Bonds, 4.00%, 11/15/43	Aa2	224,348
225,000	State of Colorado, Building Excellent Scholl, Certificate Participation, Ser. J, 5.00%, 3/15/37	Aa2	269,960
			692,987
	CONNECTICUT (1.3%)
180,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	182,288
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	274,077
150,000	State of Connecticut Transportation Infrastructure Purposes, Special Tax Obligation, Revenue Bonds, Ser. B, 5.00%, 10/1/27	A+*	189,308
			645,673
	DELAWARE (0.6%)
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	Aa3	300,102
	DISTRICT OF COLUMBIA (0.6%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	105,753
145,000	District of Columbia Income, General Obligation Unlimited, Ser. A, 5.00%, 6/1/43	Aaa	181,186
			286,939
	FLORIDA (4.7%)
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A1	152,589
180,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/47	A3	221,677
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	111,062
185,000	City of Miami Beach Florida Water & Sewer Revenue, Revenue Bonds, 5.00%, 9/1/36	Aa3	229,019
180,000	County of Miami-Dade Florida Aviation Revenue, Revenue Bonds, 5.00%, 10/1/41	A*	208,240
250,000	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D, 5.00%, 12/1/40	Aa1	294,497
125,000	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D, 5.00%, 12/1/45	Aa1	146,216
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	273,869
195,000	Florida Housing Finance Corp., Revenue Bonds, Ser. 1, (GNMA/FNMA/FHLMC), 4.00%, 7/1/49	Aaa	212,094
125,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A3	134,468
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (94.8%) (continued)
	FLORIDA (4.7%) (continued)
$325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	$379,145
			2,362,876
	GEORGIA (1.8%)
500,000	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser., Ser. A, 4.00%, 7/1/36	Aa2	522,600
350,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	370,188
			892,788
	GUAM (0.6%)
150,000	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/20	A2	151,649
120,000	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/39	A2	130,314
			281,963
	HAWAII (0.7%)
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	117,958
185,000	State of Hawaii, General Obligation Unlimited, Ser. FG, 4.00%, 10/1/35	Aa1	211,927
			329,885
	IDAHO (0.6%)
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	275,323
	ILLINOIS (0.8%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	105,593
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	A1	170,541
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	111,549
			387,683
	INDIANA (0.3%)
135,000	Indiana Municipal Power Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/42	A1	158,390
	IOWA (0.1%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	53,994
	KANSAS (0.6%)
250,000	State of Kansas Department of Transportation, Revenue Bonds, Ser. A, 5.00%, 9/1/32	Aa2	312,525
	KENTUCKY (0.5%)
110,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Ser. A, AGM Insured, 4.00%, 6/1/37	A2	121,974
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	Aa3	130,989
			252,963
	LOUISIANA (1.5%)
300,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, City of Bossier City, 5.00%, 11/1/26	Aa3	365,868
100,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Women’s Hospitals Foundation Projects, 5.00%, 10/1/44	A2	114,757
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	162,178
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	98,734
			741,537
	MAINE (0.9%)
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	235,140
80,000	Maine State Housing Authority (Mortgage), Revenue Bonds, Ser. A, 3.80%, 11/15/39	Aa1	87,622
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	106,957
			429,719
See Notes to Financial Statements.

June 30, 2020

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (94.8%) (continued)
	MARYLAND (0.6%)
$130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	A1	$158,461
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	NR**	122,133
			280,594
	MASSACHUSETTS (5.1%)
75,000	Commonwealth of Massachusetts, Revenue Bonds, 5.50%, 1/1/30	A1	98,483
250,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	261,082
175,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A-1, 5.00%, 7/1/36	Aa3	215,688
250,000	Massachusetts Development Finance Agency, Boston Medical Center, Revenue Bonds, Ser. D, 5.00%, 7/1/44	Baa2	276,045
225,000	Massachusetts Development Finance Agency, Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	231,577
75,000	Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 7/1/36	NR**	78,500
250,000	Massachusetts Development Finance Agency, Umass Memorial Health Care, Revenue Bonds, 3.63%, 7/1/37	BBB+*	255,792
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	647,105
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	265,205
165,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 11/15/46	Aa2	198,119
			2,527,596
	MICHIGAN (1.6%)
200,000	Jackson Public Schools County of Jackson, Michigan 2018 School Building and Site Bonds, General Obligation Unlimited, 5.00%, 5/1/48	Aa1	242,724
250,000	Michigan Finance Authority, Henry Ford Health System, Revenue Bonds, 4.00%, 11/15/46	A2	267,155
120,000	Michigan State Building Authority, Revenue Bonds, Ser. I, 5.00%, 10/15/32	Aa2	146,614
150,000	Port Huron Area School District, General Obligation Unlimited, AGM Insured, 4.00%, 5/1/42	A1	164,896
			821,389
	MINNESOTA (0.6%)
110,000	County of Jackson, Minnesota Capital Improvement Plan, General Obligation Unlimited, Ser. C, 3.00%, 2/1/38	AA*	118,382
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	185,595
			303,977
	MISSISSIPPI (0.2%)
90,000	Mississippi Development Bank, Jackson Public School District Limited, Revenue, Refunding Revenue Bonds, Ser. A, 5.00%, 4/1/27	A+*	109,440
	MISSOURI (0.9%)
120,000	Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Refunding Revenue Bonds, Ser. C, 4.00%, 11/15/37	Aa3	134,384
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	180,087
130,000	Missouri Housing Development Commission Single Family Mortgage (First Place Homeownership Loan Program), Revenue Bonds, (GNMA/FNMA/FHLMC), 4.25%, 5/1/49	AA+*	143,814
			458,285
	NEBRASKA (0.2%)
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	114,051
	NEVADA (2.7%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	272,230
250,000	Clark County School District, General Obligation Unlimited, Ser. A, 4.00%, 6/15/35	A1	282,085
230,000	Clark County School District, General Obligation Unlimited, Ser. C, 5.00%, 6/15/29	A1	284,901
200,000	County of Clark, Stadium Improvement, General Obligation Limited, Ser. A, 5.00%, 5/1/48	Aa1	242,332
240,000	Las Vegas Valley Water District, General Obligation Limited, Ser. A, 3.38%, 6/1/38	AA*	264,624
			1,346,172
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (94.8%) (continued)
	NEW HAMPSHIRE (0.7%)
$95,000	New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Issue, Refunding Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	$113,990
200,000	New Hampshire Housing Finance Authority, Revenue Bonds, Ser. 1, 3.75%, 7/1/54	Aaa	215,404
			329,394
	NEW JERSEY (5.4%)
135,000	County of Essex NJ, General Obligation Limited, Ser. A, 4.00%, 9/1/29	Aaa	162,238
170,000	New Jersey Economic Development Authority, Refunding Revenue Bonds, Ser. B, 5.00%, 11/1/27	Baa1	195,208
270,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. AAA, 5.50%, 6/15/27	Baa1	313,929
150,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. B, 5.00%, 6/15/38	Baa1	167,749
30,000	New Jersey Institute of Technology, Revenue Bonds, Prerefunded, Ser. A, 5.00%, 7/1/42	NR**	32,749
70,000	New Jersey Institute of Technology, Revenue Bonds, Unrefunded, Ser. A, 5.00%, 7/1/42	A1	76,488
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,042,660
165,000	New Jersey State Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 1/1/29	A2	180,465
100,000	New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, 5.00%, 1/1/35	A2	108,333
110,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B, AMBAC Insured, 5.25%, 12/15/23	Baa1	120,547
150,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB, 4.00%, 6/15/36	Baa1	155,827
150,000	North Bergen Township Board of Education, General Obligation Limited, BAM Insured, 2.50%, 2/1/40	AA*	150,229
			2,706,422
	NEW MEXICO (0.5%)
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	234,902
	NEW YORK (13.4%)
210,000	Battery Park City Authority, Revenue Bonds, Ser. B, 4.00%, 11/1/41	Aaa	247,300
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa1	262,835
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	256,265
175,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/41	A2	204,167
200,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A2	213,008
150,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. C-1, 5.00%, 11/15/29	A2	172,283
500,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A2	549,205
100,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. DD, 5.00%, 6/15/34	Aa1	111,883
65,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. EE, 5.00%, 6/15/45	Aa1	74,307
60,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. FF, 5.00%, 6/15/45	Aa1	64,481
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. 1, 4.00%, 7/15/36	Aa2	110,373
300,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	306,678
120,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	140,219
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	181,606
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. A-1, 5.00%, 8/1/31	Aa1	231,688
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. B-1, 5.00%, 8/1/39	Aa1	228,926
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. E-1, 5.00%, 2/1/32	Aa1	299,240
245,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. E-1, 5.00%, 2/1/40	Aa1	290,499
170,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Refunding Revenue Bonds, 5.00%, 11/15/40	Aa3	182,232
100,000	New York State Dormitory Authority, Revenue Bonds, Barnard College, Ser. A, 5.00%, 7/1/30	A2	115,982
100,000	New York State Dormitory Authority, Revenue Bonds, Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	100,000
See Notes to Financial Statements.

June 30, 2020

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (94.8%) (continued)
	NEW YORK (13.4%) (continued)
$50,000	New York State Dormitory Authority, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	$53,516
150,000	New York State Dormitory Authority, Revenue Bonds, State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	153,116
250,000	New York State Dormitory Authority, Revenue Bonds, State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	280,097
125,000	New York State Dormitory Authority, Revenue Bonds, State Personal Income Tax Revenues, Ser. 1, 5.00%, 1/15/31	Aa2	153,479
200,000	New York State Urban Development Corp., Refunding Revenue Bonds, Ser. A, 4.00%, 3/15/44	Aa1	230,130
250,000	New York State Urban Development Corp., State Personal Income Tax Revenue, Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	300,157
150,000	New York State, General Obligation Unlimited, Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa1	174,093
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	103,205
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	101,910
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	377,393
250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. B, 5.00%, 11/15/36	Aa3	301,380
85,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	103,047
			6,674,700
	NORTH CAROLINA (3.0%)
100,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	122,228
135,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/36	Aa2	159,917
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB*	318,319
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	397,886
150,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	163,201
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	323,329
			1,484,880
	NORTH DAKOTA (0.3%)
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	142,852
	OHIO (2.3%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA*	216,832
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	294,545
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa2	332,702
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	282,450
			1,126,529
	OKLAHOMA (0.9%)
135,000	Grand River Dam Authority, Revenue Bonds, Ser. A, 5.00%, 6/1/27	A1	168,624
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-*	264,083
			432,707
	OREGON (1.0%)
280,000	County of Multnomah Oregon, General Obligation Unlimited, 4.00%, 6/1/42	Aaa	318,721
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	180,615
			499,336
	PENNSYLVANIA (4.3%)
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	A+*	212,928
160,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	A2	193,002
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	618,120
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	601,965
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (94.8%) (continued)
	PENNSYLVANIA (4.3%) (continued)
$100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	$112,185
250,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 5.00%, 12/1/35	A2	302,280
100,000	Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A-2, 5.00%, 12/1/24	A1	116,629
			2,157,109
	RHODE ISLAND (0.3%)
135,000	Rhode Island Health & Educational Building Corp. Public School, Revenue Bonds, 5.00%, 5/15/28	A1	171,361
	SOUTH CAROLINA (1.9%)
250,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	262,410
75,000	Fort Mill School District No. 4, General Obligation Unlimited, Ser. B, 5.00%, 3/1/27	Aa1	95,664
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A2	373,315
210,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Ser. A, 3.00%, 10/1/36	Aa3	216,176
			947,565
	TENNESSEE (1.0%)
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	126,689
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	270,808
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	85,950
			483,447
	TEXAS (6.1%)
170,000	Brushy Creek Regional Utility Authority, Inc., Water Treatment & Distributions Project, Revenue Bonds, 5.00%, 8/1/34	AA-*	207,373
120,000	City of Arlington, Subordinate Lien Special Tax, Revenue Bonds, Ser. C, BAM Insured, 5.00%, 2/15/33	A3	139,732
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	72,207
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	146,403
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	78,190
90,000	City of McAllen Texas, General Obligation Limited, 5.00%, 2/15/32	AA+*	114,546
150,000	City of San Antonio Texas, Electric & Gas Systems Revenue, Revenue Bonds, 5.00%, 2/1/39	Aa1	184,119
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	236,558
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	323,683
200,000	El Paso Independent School District, General Obligation Limited, (PSF-GTD), 4.00%, 8/15/43	Aaa	232,850
250,000	Lower Colorado River Authority, Revenue Bonds, Ser. A, 5.00%, 5/15/31	A1	278,527
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	212,466
110,000	Spring Independent School District, General Obligation Unlimited, PSF-GTD Insured, 4.00%, 8/15/34	Aaa	127,423
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	116,902
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	158,050
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	300,666
100,000	Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bonds, 5.00%, 8/1/33	AAA*	125,260
			3,054,955
	VERMONT (0.7%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa2	205,554
135,000	Vermont Educational & Health Buildings Financing Agency, University of Vermont Medical Center Project, Green Bonds, Revenue Bonds, 5.00%, 12/1/46	A3	150,259
			355,813
	WASHINGTON (3.1%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aaa	255,592
See Notes to Financial Statements.

June 30, 2020

Principal Amount		Rating	Value
LONG-TERM MUNICIPAL SECURITIES (94.8%) (continued)
	WASHINGTON (3.1%) (continued)
$200,000	City of Spokane Washington, General Obligation Unlimited, 4.00%, 12/1/40	Aa2	$231,380
75,000	County of King Washington Refunding Limited Tax, General Obligation Limited, Ser. E, 4.00%, 7/1/31	Aaa	89,019
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	201,297
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	104,817
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	364,056
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aaa	302,190
			1,548,351
	WISCONSIN (0.2%)
100,000	City of Stoughton, General Obligation Unlimited, Ser. A, 3.38%, 4/1/38	Aa2	110,185
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	225,115
	TOTAL LONG-TERM MUNICIPAL SECURITIES (94.8%) (Cost $44,658,949)		$47,215,568
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (5.2%)		2,572,076
	NET ASSETS (100.0%)		$49,787,644

**
Security no longer rated by Moody’s or Standard & Poor’s.

*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

(1)
Zero coupon bond.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

BAM
Build America Mutual.

PSF-GTD
Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2020 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$47,215,568	$—	$47,215,568
Total Investments in Securities	$—	$47,215,568	$—	$47,215,568

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2020 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$58,675,193	$47,215,568
Cash	—	2,111,965
Dividends and interest receivable	299,263	533,081
Receivable for securities sold	285,165	15,035
Prepaid expenses	39,880	29,315
Receivable for capital shares sold	1,143	—
Receivable for securities lending income	291	—
Total Assets	59,300,935	49,904,964
Liabilities:
Payable upon return of securities on loan (See Note 1F)	3,859,395	—
Payable for securities purchased	312,740	—
Dividends payable to shareholders	7,189	18,318
Payable for capital shares redeemed	5,734	7,131
Accrued expenses:
Advisory fee	3,020	14,582
Service and distribution plan fees	11,230	—
Custody and accounting fees payable	20,461	25,084
Printing fee payable	23,865	17,313
Auditing and legal fees payable	11,352	11,052
Directors’ fees and expenses	220	278
Other	29,961	23,562
Total Liabilities	4,285,167	117,320
Net Assets	$55,015,768	$49,787,644
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$34,876	$49,960
Additional paid-in capital	52,155,884	48,288,905
Total Distributable Earnings (Loss)	2,825,008	1,448,779
Net Assets	$55,015,768	$49,787,644
Net Asset Value Per Share
Net Assets	$55,015,768	$49,787,644
Shares Outstanding	3,487,646	4,995,956
Net Asset Value, Offering and Redemption Price per Outstanding Share	$15.77	$9.97
* Includes securities on loan of	$4,288,662	$—
Cost of investments	$55,070,684	$44,658,949
See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2020 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$719,436	$714,821
Dividends	8,760	—
Securities lending income (Net)	2,144	—
Total Income	730,340	714,821
Expenses:
Advisory fees	99,287	90,024
Service and distribution plan fees	67,297	62,665
Custody and accounting fees	40,515	48,075
Transfer agent fees	26,952	14,093
Printing and postage fees	15,724	10,564
Fund administration fees	15,415	15,415
Auditing and legal fees	13,043	12,538
Registration and filing fees	8,505	10,612
Directors’ fees and expenses	3,497	3,313
Compliance and tax service fees	2,763	2,662
Insurance fees	1,375	1,307
Other	10,764	10,825
Total Expenses Before Fees Waived (See Note 5)	305,137	282,093
Less: Advisory Fees Waived	(62,869)	—
Less: Service and Distribution Plan Fees Waived	—	(62,665)
Net Expenses	242,268	219,428
Net Investment Income	488,072	495,393
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments	370,929	71,357
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	1,507,381	189,953
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	1,878,310	261,310
Net Increase in Net Assets from Operations	$2,366,382	$756,703
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Core Bond Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income	$488,072	$1,239,457
Net realized gain on investments	370,929	435,378
Change in net unrealized appreciation/(depreciation) on investments	1,507,381	2,769,139
Net increase in net assets from operations	2,366,382	4,443,974
Distributions to Shareholders from:
Distributable Earnings	(554,773)	(1,297,862)
Share Transactions:
Proceeds from sale of shares	2,411,436	2,540,869
Proceeds from reinvestment of distributions to shareholders	505,763	1,170,292
Cost of shares redeemed	(3,689,093)	(7,464,338)
Net decrease in net assets from capital share transactions	(771,894)	(3,753,177)
Total increase/(decrease) in net assets	1,039,715	(607,065)
Net Assets:
Beginning of period	53,976,053	54,583,118
End of period	$55,015,768	$53,976,053
Capital Share Transactions:
Shares sold	156,058	169,769
Shares issued to shareholders in reinvestment of dividends	32,463	77,887
Shares redeemed	(238,780)	(499,146)
Net decrease	(50,259)	(251,490)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income	$495,393	$1,078,379
Net realized gain on investments	71,357	211,211
Change in net unrealized appreciation/(depreciation) on investments	189,953	1,820,970
Net increase in net assets from operations	756,703	3,110,560
Distributions to Shareholders from:
Distributable Earnings	(633,319)	(1,364,597)
Share Transactions:
Proceeds from sale of shares	1,071,119	2,033,638
Proceeds from reinvestment of distributions to shareholders	511,594	1,111,987
Cost of shares redeemed	(3,352,231)	(5,306,212)
Net decrease in net assets from capital share transactions	(1,769,518)	(2,160,587)
Total decrease in net assets	(1,646,134)	(414,624)
Net Assets:
Beginning of period	51,433,778	51,848,402
End of period	$49,787,644	$51,433,778
Capital Share Transactions:
Shares sold	110,458	205,732
Shares issued to shareholders in reinvestment of dividends	51,389	112,657
Shares redeemed	(339,871)	(538,164)
Net decrease	(178,024)	(219,775)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Core Bond Fund, Inc.
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.26	$14.40	$14.94	$14.77	$14.71	$14.94
Income/(loss) from investment operations:
Net investment income	0.14 (1)	0.36	0.32	0.34	0.26	0.26
Net gains/(losses) on securities (both realized and unrealized)	0.53	0.86	(0.52)	0.17	0.06	(0.23)
Total from investment operations	0.67	1.22	(0.20)	0.51	0.32	0.03
Less distributions:
Dividends from net investment income	(0.16)	(0.36)	(0.34)	(0.34)	(0.26)	(0.26)
Total distributions	(0.16)	(0.36)	(0.34)	(0.34)	(0.26)	(0.26)
Net asset value, end of period	$15.77	$15.26	$14.40	$14.94	$14.77	$14.71
Total return	4.40%(2)	8.51%	(1.31)%	3.47%	2.16%	0.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$55,016	$53,976	$54,583	$61,586	$66,429	$72,074
Ratio of gross expenses to average net assets(3)	1.13%(4)	1.14%	1.21%	1.22%	1.20%	1.17%
Ratio of net expenses to average net assets(5)	0.90%(4)	0.93%	0.99%	0.99%	0.99%	0.89%
Ratio of net investment income to average net assets	1.81%(4)	2.26%	2.24%	2.01%	1.74%	1.75%
Portfolio turnover rate	38%(2)	39%	84%	35%	32%	34%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser.

(4)
Annualized.

(5)
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2020 (unaudited)	Years Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.94	$9.61	$9.86	$9.75	$10.06	$10.08
Income/(loss) from investment operations:
Net investment income	0.10 (1)	0.20	0.26	0.26	0.28	0.27
Net gains/(losses) on securities (both realized and unrealized)	0.05	0.39	(0.25)	0.11	(0.31)	(0.02)
Total from investment operations	0.15	0.59	0.01	0.37	(0.03)	0.25
Less distributions:
Dividends from net investment income	(0.12)	(0.26)	(0.26)	(0.26)	(0.28)	(0.27)
Total distributions	(0.12)	(0.26)	(0.26)	(0.26)	(0.28)	(0.27)
Net asset value, end of period	$9.97	$9.94	$9.61	$9.86	$9.75	$10.06
Total return	1.56%(2)	6.18%	0.17%	3.86%	(0.38)%	2.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$49,788	$51,434	$51,848	$56,163	$62,797	$69,039
Ratio of gross expenses to average net assets(3)	1.13%(4)	1.12%	1.12%	1.10%	0.99%	1.11%
Ratio of net expenses to average net assets(5)	0.88%(4)	0.87%	0.87%	0.85%	0.74%	0.86%
Ratio of net investment income to average net assets	1.98%(4)	2.07%	2.74%	2.67%	2.75%	2.71%
Portfolio turnover rate	1%(2)	15%	12%	10%	18%	6%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor.

(4)
Annualized.

(5)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended

June 30, 2020

or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2020, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.

Notes to Financial Statements (continued)

Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declare and pay dividends monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(F) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2020, the Funds were not invested in joint repurchase agreements.
As of June 30, 2020, the Value Line Core Bond Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Core Bond Fund	$4,288,662	$4,370,145	$4,377,503

*
Value Line Core Bond Fund received cash collateral of  $3,859,395, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Core Bond Fund received non-cash collateral of  $510,750, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

June 30, 2020

The following table represents the amount of payables for cash collateral received by the Value Line Core Bond Fund on securities on loan as shown on the Statement of Assets and Liabilities as of June 30, 2020.
	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$2,844,420	$—	$—	$—	$2,844,420
U.S. Government Agency Obligations	269,700	—	—	—	269,700
U.S. Treasury Obligations	745,275	—	—	—	745,275
Total Borrowings	$3,859,395	$—	$—	$—	$3,859,395
Gross amount of recognized liabilities for securities lending transactions					$3,859,395
(G) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in late 2019 and has been declared a pandemic by the World Health Organization. The impact of COVID-19 could be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. This may impact liquidity in the marketplace, which in turn may affect a fund’s ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a fund from executing advantageous investment decisions in a timely manner and negatively impact a fund’s ability to achieve its investment objective.
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2020, were as follows:
Fund	Purchases of Investment Securities excluding U.S. Government	Sales of Investment Securities excluding U.S. Government	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Core Bond Fund	$17,885,941	$16,889,907	$5,052,203	$3,591,837
The Value Line Tax Exempt Fund, Inc.	620,957	3,859,764	—	—

Notes to Financial Statements (continued)

4.   Income Taxes
At June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Core Bond Fund	$55,070,684	$3,661,423	$(56,914)	$3,604,509
The Value Line Tax Exempt Fund, Inc.	44,658,949	2,774,295	(217,676)	2,556,619
As of December 31, 2019 the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
Value Line Core Bond Fund	$30,395	$—	$(9,351)	$2,081,109	$(1,088,754)	$—
The Value Line Tax Exempt Fund, Inc.	—	—	(19,669)	1,407,731	(62,667)	—
The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2019 and 2018, were as follows:
Value Line Core Bond Fund	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions Paid From:
Ordinary income	$1,297,862	$1,348,320
Long-term capital gain	—	—
Total distributions paid	$1,297,862	$1,348,320
The Value Line Tax Exempt Fund, Inc.	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions Paid From:
Tax exempt income	$1,363,401	$1,455,727
Taxable ordinary income	1,196	1,380
Total	$1,364,597	$1,457,107
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. and managing each Fund’s investments for the period ended June 30, 2020, the Adviser was paid a fee at an annual rate of 0.37% and 0.36%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.50% for both Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (the “Combined Rate”). For the six months ended June 30, 2020, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$99,287	$62,869
The Value Line Tax Exempt Fund, Inc.	90,024	—
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising,

June 30, 2020

marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has contractually agreed to waive the Value Line Tax Exempt Fund’s 12b-1 fee in an amount equal to 0.25% of the Value Line Tax Exempt Fund’s average daily net assets through June 30, 2021. The waiver cannot be terminated before June 30, 2021 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2021. The Distributor has no right to recoup previously contractually waived amounts of the Value Line Tax Exempt Fund. For the six months ended June 30, 2020, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$67,297	$—
The Value Line Tax Exempt Fund, Inc.	62,665	62,665
For the Value Line Core Bond Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Value Line Core Bond Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Value Line Core Bond Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Fund’s Board. As of June 30, 2020, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser/Distributor	Recovery of Previously Waived Fees/Expenses Assumed
June 30, 2021	$127,148	$—
June 30, 2022	127,098	—
June 30, 2023	118,241	—
During the six months ended June 30, 2020, the Value Line Core Bond Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on January 1, 2020 and held for six months ended June 30, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period 1/1/20 thru 06/30/20*
Actual
Value Line Core Bond Fund	$1,000.00	$1,044.00	$4.57
The Value Line Tax Exempt Fund, Inc.	$1,000.00	$1,015.60	$4.41
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	$1,000.00	$1,020.39	$4.52
The Value Line Tax Exempt Fund, Inc.	$1,000.00	$1,020.49	$4.42

*
Expenses are equal to the Funds’ annualized expense ratio of 0.90% and 0.88%, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENTS FOR VALUE LINE CORE
BOND FUND AND THE VALUE LINE TAX EXEMPT FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Trustees or Directors, as applicable, who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Value Line Core Bond Fund within its Intermediate Core Bond category and The Value Line Tax Exempt Fund, Inc. within its Muni National Long category.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for the Value Line Core Bond Fund consisting of 10 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for The Value Line Tax Exempt Fund, Inc. consisting of 7 other retail funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for The Value Line Tax Exempt Fund, Inc. was selected from among funds lacking a Rule 12b-1 fee because the Distributor has for a number of years waived such fee for the Fund. Given the strong quality bias of the Fund’s portfolio, the Peer Group for The Value Line Tax Exempt Fund, Inc. also excluded funds with high allocations to BBB-rated bonds and below-investment grade bonds.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.

Semi-Annual Report  (continued)

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Core Bond Fund.   The Board reviewed the Fund’s overall investment performance for various periods of time and compared it to the performance of the Peer Group and Category since the change in the Fund’s investment approach from a high yield fund to a core bond fund on December 3, 2012, which the Board determined was the most relevant time period for these purposes. The Board noted that the Fund’s performance was below the Peer Group and Category medians as well as the benchmark index for the one-year, three-year, and five-year periods ended April 30, 2020, and discussed with the Adviser the reasons for the underperformance. The Adviser stated that its conservative bias accounts for a portion of the comparatively lower returns of the Fund during periods in which bond funds have been rewarded for taking on credit risk, especially the three years ended April 30, 2020. The Board also noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index for the ten-year period ended April 30, 2020.
The Value Line Tax Exempt Fund, Inc.   The Board noted that the Fund outperformed the Category median, but not the Peer Group median and the benchmark index, for the one-year period ended April 30, 2020. The Board also noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the three-year, five-year, and ten-year periods ended April 30, 2020. Morningstar/Broadridge noted that the primary factor that contributed to the Fund’s longer-term relative performance shortfall, its bias toward high quality bonds, was an advantage for the trailing one-year period. The Fund placed in its Category’s top quartile during the highly volatile period in March and early April 2020. The Board noted that the Fund held a higher allocation of investments in the top three credit tiers (AAA, AA, and A) than most of the other funds in its Category and that the Fund was less volatile than 75% of the funds in its Category and Peer Group for the one-year, three-year, five-year, and ten-year periods ended April 30, 2020. The Adviser stated that its conservative bias accounts for both the comparatively lower volatility as well as for a portion of the comparatively lower returns of the Fund during periods in which risk was rewarded in the tax-exempt market. The Board discussed with the Adviser the attribution for such underperformance.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that each Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate under its Agreement for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Core Bond Fund.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was greater than the median advisory fee rate of the Peer Group, but approximately equal to the median advisory fee rate of the Category.
The Value Line Tax Exempt Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was lower than the median advisory fee rates of both the Peer Group and Category.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.

Value Line Core Bond Fund.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Adviser, the Distributor, and the Board agreed to continue the Fund’s existing expense limitation agreement pursuant to which the Adviser and the Distributor waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser further reimburses certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Expense Limitation can be terminated or modified before June 30, 2021 only with the agreement of the Fund’s Board.
The Value Line Tax Exempt Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Distributor and the Board agreed that the Distributor will continue the existing contractual waiver of the Fund’s Rule 12b-1 fee which effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0% of the Fund’s average daily net assets through June 30, 2021. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.   The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Fund’s Agreement.

Semi-Annual Report  (continued)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	8/25/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	8/25/20